SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K


                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                        The Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 18, 2008


                                       CALBATECH
                   (Name of Small Business issuer in its charter)

     Nevada                     000-33039                86-0932112
(State or other          (Commission file No.)        (IRS Employer
jurisdiction of                                       Identification No.)
incorporation or
organization)


                              23341 Del Lago Drive,
                              Laguna Hills, CA 92653
        (Address of principal executive offices including zip code)

                                  (949) 450-9910
             (Registrant's telephone number including area code)


ITEM 1-101. ENTRY INTO A MATERIAL AGREEMENT

CalbaTech, Inc. has entered into a Joint Venture Agreement with Keller Medical Institute, whereby CalbaTech will, through its subsidiary, LifeStem, Inc. provide its Stem Cell Microbank Service, processes and protocols, to Keller Medical Institute (KMI), for KMI medical professionals to be trained in the procedures of the Stem Cell Microbank Service.

The training and protocols will allow KMI clinics, including its joint venture weight clinics and dental sites, to market and sell the Stem Cell Microbank Service. KMI will also teach the Stem Cell Microbank Service to visiting doctors, surgeons and dentists on an ongoing basis. These doctors come to KMI to learn about the newest advancements and the LiveStem service will be taught to each. KMI is also dedicated to bringing the service to Fortune 1000 companies that self insure and are interested in keeping down their costs by using health and wellness programs, for which the LiveStem service could play a unique role. KMI is also in the process of expanding to eight new locations throughout the U.S., all of which will offer this adult stem cell collection service.

Exhibit No.     Description

10.10           Joint Venture Agreement

10.11           Press Release

                                    SIGNATURES

Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2008               CalbaTech, Inc.

                                       /s/ James DeOlden
                                       James DeOlden
                                       Chief Executive Officer

                                  EXHIBIT 10.10
                             JOINT VENTURE AGREEMENT

This Joint Venture Agreement ("JVA") by and between CalbaTech,
Inc., a Nevada Corporation, its successors, assigns and subsidiaries ("Company") and Keller Medical Institute, a California Corporation, its successors, assigns and subsidiaries ("Keller").

                                      Recitals

     A.  The Company has developed a patent
pending proprietary stem cell collection service entitled Stem Cell Microbank Service. This patent pending proprietary service provides for the collection of three samples of two different tissue sources for the collection and storage of stem cells for future therapeutic autologous use. The Company desires to train Keller according to the procedures and protocols of the Stem Cell Microbank Service so that Keller can teach other medical professionals according to the established processes and protocols.; and

     B. ("Keller") desires to be trained according to the established processes and protocols of the Stem Cell Microbank
Service and agrees to train other medical professionals according to the established processes and protocols of the Company. Keller agrees to accept these services, direction and guidance on the terms and conditions as are set forth below.

     THEREFORE, in consideration of the mutual promises and covenants set forth below and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge by their signatures below, the parties agree as follows:

1.  Keller Associated Sites, Fees

     1.1  At existing and future Keller Medical Institute
     Clinics, to include redacted sites and dental sites ("KMI
     Site(s)"), Keller will market and sell the Stem Cell
     Microbank Service. The Company will provide training and collection kits, transportation and associated marketing materials.

     1.2 Each KMI Site will receive $redacted (redacted dollars) each for each blood draw (two draws total) and $redacted (redacted dollars) for the adipose draw. $redacted (redacted dollars) will be paid to Keller for every patient that participates in the program.

2.  Training of Keller, Fees.

     2.1 Prior to Keller training other medical professionals in the Stem Cell Microbank Service, the Company will provide adequate training of the Stem Cell Microbank Service to Keller. The Company will certify that our teaching personnel have been properly trained and are credentialed to teach these techniques.

     2.2 At the time of training of other medical professionals in the Stem Cell Microbank Service, each of the trained medical professionals will execute an agreement with the Company to carry the Stem Cell Microbank Service. For every patient that originates out of a Keller trained medical professional, the Company agrees to pay to KIC, (Keller International Corporation), on a quarterly basis, stock of the company in an amount equal to redacted percent (redacted%) of the cost of each service. For example, at this time, the Stem Cell Microbank Service is being sold at $3,500. In such instance, Keller would receive $redacted of stock of the Company, per client, on a quarterly basis.

3.  Corporate Wellness/Professional Sports Programs, Fees

     3.1. Keller will initiate a sales force in 2008 for the purpose of identifying and closing accounts in the corporate wellness area and the professional sports team arena. Keller agrees to include the Stem Cell Microbank
     Service as a primary part of the Wellness packages offered to Corporate Wellness programs and Professional Sports Programs.

     3.2. It is anticipated that under the terms of Section 3, above, that the Stem Cell Microbank Service will be administered at or by KMI Site(s). As such, the Company agrees to pay to Keller $redacted (redacted dollars) per client from the activities related to Section 3, above, for each client that is serviced at a KMI Site(s).

4.  Protective Health Campaign, Print, Media and Direct Mail

     4.1. Keller agrees to make the Stem Cell Microbank Service a significant part of the Protective Health campaign of all our sites now and in the future. The Stem Cell Microbank Service will appear in Keller print, media and direct
     mail.   Keller and the Company agree to meet twice a year
     to determine if more advertising is desirable and how much to spend, and how the costs will be paid.

5.  Redacted

     5.1.  redacted

     5.2.  redacted

6.  Medical Professionals Located by Keller who Executed
Agreements with the Company, Fees

     6.1. Keller anticipates attending various medical and dental conventions. If Keller identifies a medical professional that executes an agreement to carry the Stem Cell Microbank Service, Keller will be compensated as indicated in Section(s) 2 (assuming training) and 5, above.

7.  General Provisions

     7.1 Assignment. This JVA and/or any rights hereunder may be assigned by either party to any other person with the prior written consent of the non-assigning party.

     7.2 Attorneys' Fees. In the event any dispute arises under this JVA or the documents or instruments executed and delivered in connection with this JVA, and the parties hereto resort to litigation to resolve such dispute, the prevailing party in any such litigation, in addition to all other remedies at law or in equity, shall be entitled to an award of costs and fees from the other party, which costs and fees shall include, without limitation, reasonable attorneys' fees and legal costs.

     7.3 Choice of Law; Venue. This JVA shall be governed by and interpreted in accordance with the laws of the State of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the other party, and it is agreed that the party bringing the lawsuit shall be the determining factor in deciding where the trial shall be held.

     7.4 Costs and Expenses. The parties shall be responsible for and shall pay their own costs and expenses, including without limitation attorneys' fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this JVA and the instruments, documents and agreements executed in connection with this JVA.

     7.5 Counterparts/Facsimile Signatures. This JVA may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     7.6 Entire JVA: Amendment. This JVA, together with the exhibits to this JVA and the other instruments and documents delivered in connection with this JVA constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this JVA or therein. Except as expressly provided in this JVA, neither this JVA nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     7.7 Headings. The headings of the sections and paragraphs of this JVA have been inserted for convenience of reference only and do not constitute a part of this JVA.

     7.8 Notices. All notices or other communications provided for under this JVA hall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, as follows:

If to the Company:

23341 Del Lago Drive
Laguna Hills, CA 92653
Attention: James DeOlden
Fax No.: 949.597.1408

If to Keller:
5 Lower Ragsdale Drive
Monterey, CA 93940
Fax No.: 831-373-1630

All notices and communications shall be effective as follows: When mailed, upon three (3) business days after deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

     7.9 Severability. Should any one or more of the provisions of this JVA be determined to be illegal or unenforceable, all other provisions of this JVA shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     7.10 Survival Of Representations And Warranties. The Company's representations and warranties herein shall survive the execution and delivery of this JVA and the delivery of the Securities, and shall inure to the benefit of Parnassus and its successors and permitted assigns.

     IN WITNESS WHEREOF, the parties named below have caused this JVA to be executed and delivered as of the date first above written.


CalbaTech, Inc.                        Keller Medical Institute


By :s/s James DeOlden                  By:s/s Carol Chludzinski
James DeOlden, CEO                     Carol Chludzinski, President

                                 EXHIBIT 10.11

    CALBATECH's LIFESTEM  SUBSIDIARY ANNOUNCES JOINT VENTURE AGREEMENT
                 WITH MAJOR CALIFORNIA MEDICAL INSTITUTE


      LAGUNA HILLS, California, February 19, 2008 -- CalbaTech, Inc. (OTC BB: CLBE), the emerging life sciences company (http://www.CalbaTech.com ) concentrating on the collection and banking of adult stem cells for possible future therapeutic uses, today announced that LiveStem Inc., its wholly owned subsidiary, has signed a joint venture agreement with Keller Medical Institute (KMI), Monterey, California, for Keller medical professionals to be trained in the procedures of the Stem Cell Microbank Service.

     The training and protocols will allow Keller clinics, including its joint venture weight clinics and dental sites, to market and sell the Stem Cell Microbank Service. "This is a very important step forward for LiveStem because of the excellent reputation of Keller Medical. We also anticipate announcing further collection services in the near future," said James DeOlden, CEO.

     KMI, which is a very well respected medical group, will also teach the service to visiting doctors, surgeons and dentists on an ongoing basis. These doctors come to Keller to learn about the newest advancements and the LiveStem service will be taught to each. KMI is also dedicated to bringing the service to Fortune 1000 companies that self insure and are interested in keeping down their costs by using health and wellness programs, for which the LiveStem service could play a unique role. KMI is also in the process of expanding to eight new locations throughout the U.S., all of which will offer this adult stem cell collection service.

     The procedure developed by LiveStem involves the collection of both blood and adipose tissue to harvest healthy adult stem cells for potential future medical use. The unique process allows for the collection of adult stem cells in micro quantities to be cryopreserved for future transplantation into the same client with possible therapies ranging from heart disease to diabetes and other medical issues that are currently difficult to treat.

     Keller Medical Institute is known for setting the standard for personalized medicine and widely acclaimed for utilizing the latest discoveries in procedural technologies, DNA analysis, pharmacology and cellular chemistry to help clients look and feel their best. "We are delighted with our association with LiveStem and this opportunity to bring cutting edge medical advancements to our patients," said Robert Keller, M.D., founder.

About CalbaTech

CalbaTech, Inc. (OTC Bulletin Board: CLBE) is the emerging life sciences company (http://www.CalbaTech.com), concentrating on providing products and platforms to the research market for biotech and pharmaceutical companies and to academic institutions, as well as providing services in the collection, processing and storage of adult stem cells.

Note: Certain statements in this news release may contain "forward-looking" information within the meaning of rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Act of 1934 and are subject to the safe harbor created by those rules. We use words such as "anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. These statements including those related to being in a large and growing market, exhibiting rapid growth characteristics, and having a growth strategy, are forward looking statements. These forward looking statements are only predictions and are subject to certain risks, uncertainties and assumptions. Some of the risks, uncertainties and assumptions that could cause actual results to differ materially from estimates or assumptions in this press release include the risk that we will not be able to grow our revenues and market share, the risk that our prices do not remain competitive and the risk that we will not achieve profitability. Additional risks are identified and described in the Company's public filings with the Securities and Exchange Commission, including our most recent Report on Form 10-KSB, and Reports on Form 10-QSB and Form 8-K. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. The Company's past performance is not necessarily indicative of its future performance. The Company does not undertake, and the Company specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences, developments, events, or circumstances after the date of such statement.